Exhibit 10.1

AMENDMENT NO. 1 TO
AGREEMENT AND PLAN OF MERGER

The parties hereto are entering into this Amendment No. 1, dated as of May 8, 2018 (this “Amendment”), to that certain Agreement and Plan of Merger, dated as of November 9, 2017 (the “Merger Agreement”) by and among B. Riley Financial, Inc., a Delaware corporation (“Parent”), B. R. Acquisition Ltd., an Israeli corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), and magicJack VocalTec Ltd., an Israeli corporation (the “Company”).  Unless otherwise defined herein, capitalized terms used in this Amendment shall have the meanings assigned to such terms in the Merger Agreement.

WHEREAS, in accordance with Section 7.04 of the Merger Agreement, the Parties desire to amend certain provisions of the Merger Agreement.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained in this Amendment and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:

1.	A new Section 5.17 shall be added as follows:

Reorganization.  As soon as practicable following the Closing, the Company shall sell and transfer to BRPI Acquisition Co LLC, a wholly‑owned, indirect U.S. subsidiary of the Parent (“US Sub”), and Parent shall cause US Sub to purchase and acquire from the Company, all outstanding capital stock of YMax Corporation, a Delaware corporation and wholly‑owned subsidiary of the Company, in exchange for a promissory note or such other consideration as Parent and the Company may agree.

2.
Miscellaneous.  This Amendment and the Merger Agreement (including the documents and the instruments referred to therein), together, contains the entire understanding of the Parties in respect of their subject matter and supersede all prior agreements and understandings (oral or written) between the Parties with respect to such subject matter, other than the Confidentiality Agreement.  Except as specifically amended hereby, the Merger Agreement, as amended hereby, shall remain in full force and effect.  The terms and provisions of Section 8.02, Section 8.05, Section 8.07, Section 8.08, Section 8.09, Section 8.10, Section 8.11, Section 8.12 and Section 8.13 of the Merger Agreement are incorporated herein by reference as if set forth herein in their entirety and shall apply mutatis mutandis to this Amendment.

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IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed on the date first written above.

B. RILEY FINANCIAL, INC.
By:	/s/ Bryant Riley
	Name:	Bryant Riley
	Title:	Chairman and Chief Executive Officer

B. R. ACQUISITION LTD.
By:	/s/ Kenneth M. Young
	Name:	Kenneth M. Young
	Title:	Chief Executive Officer

(Signature Page to Amendment No. 1 to Merger Agreement)

MAGICJACK VOCALTEC LTD.
By:	/s/ Don Carlos Bell III
	Name:	Don Carlos Bell III
	Title:	Chief Executive Officer

(Signature Page to Amendment No. 1 to Merger Agreement)